UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2005

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
SECTION 4 — MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01. Changes in Registrant’s Certifying Accountant.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Amendment and Waiver, dated May 20, 2005, to 364 Day Credit Agreement
Amendment and Waiver, dated May 20, 2005, to Five-Year Term Loan Credit Agreement
Amendment and Waiver, dated May 20, 2005, to 5 Year Revolving Loan Credit Agreement
Letter from PricewaterhouseCoopers LLP
Press Release dated May 20, 2005

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

     On May 20, 2005, Visteon Corporation (the “Company”) announced that it had entered into Amendment and Waivers, dated as of
May 20, 2005 (the “Amendment and Waivers”), to each of (i) the 364-Day Credit Agreement, dated as of June 18, 2004 (the “364-Day Credit Agreement”), among the Company, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Citibank, N.A., as syndication agent, (ii) the Five-Year Term Loan Credit Agreement, dated as of June 25, 2002 (the “Term Loan Credit Agreement”), among the Company, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America N.A., as syndication agent, and (iii) the Five-Year Revolving Loan Credit Agreement, dated as of June 20, 2002 (the “Five-Year Credit Agreement”, and together with the 364-Day Credit Agreement and the Term Loan Credit Agreement, the “Credit Agreements”), among the Company, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent. The Amendment and Waivers provide for the extension of the deadline for the Company to deliver its first quarter 2005 financial statements from June 9, 2005 until July 29, 2005, and changes certain terms under the definition of “Pricing Grid.”

     The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The Amendment and Waivers are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

SECTION 4 — MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

     On May 24, 2005, the Audit Committee of the Board of Directors of the Company and the Administrative Committees of the
Visteon 401(k) Savings Plan (formerly known as the Visteon Investment Savings Plan for Hourly Employees) and the Visteon Investment Plan (collectively, the “Savings Plans”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Savings Plans. PwC will continue to act as the independent registered public accounting firm for the financial statements of the Company.

     PwC’s reports on the Savings Plans’ financial statements for the fiscal years ended December 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the fiscal years ended December 30, 2003 and 2002 and through May 24, 2005, with respect to the Savings Plans there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. During the fiscal years ended December 30, 2003 and 2002 and through May 24, 2005, there have been no “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)) with respect to the Savings Plans. PwC has furnished to the Company and the Administrative Committees of the Savings Plans a copy of a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated May 26, 2005, is filed as Exhibit 16.1 to this Form 8-K.

New independent registered public accounting firm

     On May 26, 2005, the Audit Committee of the Company and the Administrative Committees of the Savings Plans approved the engagement of George Johnson & Company to audit the Savings Plans’ financial statements as of and for the fiscal year ended December 30, 2004 and the transition period of December 31, 2004 (due to the change in the Savings Plans’ fiscal year from the period ended December 30th to December 31st).

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective May 24, 2005, Thomas T. Stallkamp resigned from the Company’s Board of Directors.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.      Description

10.1	Amendment and Waiver, dated as of May 20, 2005, to the 364-Day Credit Agreement, dated as of June 18, 2004, among the Company, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citibank, N.A., as syndication agent.

10.2	Amendment and Waiver, dated as of May 20, 2005, to the Five-Year Term Loan Credit Agreement, dated as of June 25, 2002, among the Company, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America N.A., as syndication agent.

10.3	Amendment and Waiver, dated as of May 20, 2005, to the Five-Year Revolving Loan Credit Agreement, dated as of
June 20, 2002, among the Company, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent.

16.1	Letter from PricewaterhouseCoopers LLP dated May 26, 2005, to the Securities and Exchange Commission.

99.1	Press release dated May 20, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: May 26, 2005	By:	/s/ William G. Quigley III
William G. Quigley III
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Amendment and Waiver, dated as of May 20, 2005, to the 364-Day Credit Agreement, dated as of June 18, 2004, among Visteon Corporation, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citibank, N.A., as syndication agent.

10.2	Amendment and Waiver, dated as of May 20, 2005, to the Five-Year Term Loan Credit Agreement, dated as of June 25, 2002, among Visteon Corporation, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America N.A., as syndication agent.

10.3	Amendment and Waiver, dated as of May 20, 2005, to the Five-Year Revolving Loan Credit Agreement, dated as of June 20, 2002, among Visteon Corporation, the several banks and other financial institutions or entities from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent.

16.1	Letter from PricewaterhouseCoopers LLP dated May 26, 2005, to the Securities and Exchange Commission.

99.1	Press Release dated May 20, 2005.